UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

SB FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512

(Address of principal executive offices) (Zip Code)

(419) 783-8950

(Registrant’s telephone number, including area code)

Rurban Financial Corp.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 24, 2013, Rurban Financial Corp. (the “Company”) issued a press release announcing the official name change of the Company to “SB Financial Group, Inc.” and the change in the Company’s NASDAQ ticker symbol to “SBFG”.  A copy of the April 24, 2013 press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

A Certificate of Amendment was filed with the Ohio Secretary of State to amend Article FIRST of the Company’s Amended Articles of Incorporation to reflect the name change.  A copy of the Certificate of Amendment was included as Exhibit 3.1 to the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission on April 18, 2013.

The Board of Directors and management of the Company will make a presentation at the Company’s Annual Meeting of Shareholders on April 24, 2013. The slides that will accompany the presentation are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.2, and are incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description
99.1	Press Release dated April 24, 2013

99.2	Slide presentation for the Annual Meeting of Shareholders to be held on April 24, 2013 (furnished pursuant to Item 7.01 hereof)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.
(formerly Rurban Financial Corp.)

Dated: April 24, 2013	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated April 24, 2013

SB Financial Group, Inc.
(formerly Rurban Financial Corp.)

Exhibit No.	Description
99.1	Press Release dated April 24, 2013

99.2	Slide presentation for the Annual Meeting of Shareholders to be held on April 24, 2013 (furnished pursuant to Item 7.01 hereof)